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                                                                     Exhibit 3.1

                              AMENDED AND RESTATED


                            ARTICLES OF INCORPORATION

                                       OF

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION


                  The undersigned, desiring to form a corporation for profit under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code, does hereby certify:

                  FIRST: The name of the Corporation shall be Developers Diversified Realty Corporation.

                  SECOND: The place in the State of Ohio where the principal office of the Corporation is located is Beachwood, Cuyahoga County.

                  THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive of the Ohio Revised Code.

                  FOURTH: The authorized number of shares of the Corporation is 109,000,000, consisting of 100,000,000 Common Shares, without par value (hereinafter called "Common Shares"), 750,000 Class A Cumulative Preferred Shares, without par value (hereinafter called "Class A Shares"), 750,000 Class B Cumulative Preferred Shares, without par value (hereinafter called "Class B Shares"), 750,000 Class C Cumulative Preferred Shares, without par value (hereinafter called "Class C Shares"), 750,000 Class D Cumulative Preferred Shares, without par value (hereinafter called "Class D Shares"), 750,000 Class E Cumulative Preferred Shares, without par value (hereinafter called "Class E Shares"), 750,000 Class F Cumulative Preferred Shares, without par value (hereinafter called "Class F Shares"), 750,000 Class G Cumulative Preferred Shares, without par value (hereinafter called "Class G Shares"), 750,000 Class H Cumulative Preferred Shares, without par value (hereinafter called "Class H Shares"), 750,000 Class I Cumulative Preferred Shares, without par value (hereinafter called "Class I Shares"), 750,000 Class J Cumulative Preferred Shares, without par value (hereinafter called "Class J Shares"), 750,000 Class K Cumulative Preferred Shares, without par value (hereinafter called "Class K Shares"), and 750,000 Noncumulative Preferred Shares, without par value (hereinafter called "Noncumulative Shares"). The Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Class K Shares are sometimes collectively referred to herein as the "Cumulative Shares."



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                                   DIVISION A

         I. The Class A Cumulative Preferred Shares. The Class A Shares shall have the following express terms:

                  Section 1. Series. The Class A Shares may be issued from time to time in one or more series. All Class A Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class A Shares shall rank on a parity with the Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on the Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class A Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;


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                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item I) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class A Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class A Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class A Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class A Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class A Shares, shall be paid or declared or any distribution be made, except as



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         aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class A Shares, nor shall any Common Shares or any other shares ranking junior to the Class A Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class A Shares received by the Corporation subsequent to the date of first issuance of Class A Shares of any series, unless:

                  (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                  (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                  (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item I.

              (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class A Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

              (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class A Shares shall be the amount that the total dividends paid or made available to the holders of the Class A Shares for the year bears to the Total Dividends.



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         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class A Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item I; and

                      (2) Shall, from time to time, make such redemptions of each series of Class A Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item I; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                  (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class A Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item I prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class A Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class A Shares so to be redeemed amounts equal to the redemption price of the Class A Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class A Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class A Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.


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                  (c) Any Class A Shares which are (1) redeemed by the
         Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class A Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class A Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class A Shares, unless all dividends on all Class A Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class A Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class A Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item I, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class A Shares of the full preferential amounts as aforesaid, the holders of Class A Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                      (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.


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         Section 5. Voting.

                  (a) The holders of Class A Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class A Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class A Shares, voting separately as a class, together with all Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class A Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class A Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class A Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class A Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.

                      (2) In the event of default entitling holders of Class A Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class A Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class A Shares. At any meeting at which such holders of Class A Shares shall be entitled to elect directors, holders of 50% of such Class A Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class A Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of


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         the Corporation, the two directors who may be elected by such holders of Class A Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class A Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                      (3) Upon any divesting of the special class voting rights of the holders of the Class A Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class A Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class A Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class A Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class A Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class A Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the


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         Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class A Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class A Shares or of any shares ranking on a parity with or junior to the Class A Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class A Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class A Shares.

                  (e) In the event, and only to the extent, that (1) Class A Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class A Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class A Shares or of any shares ranking on a parity with or junior to the Class A Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

         Section 6. 9 1/2% Class A Cumulative Redeemable Preferred Shares. Of the 750,000 authorized Class A Shares, 460,000 shares are designated as a series entitled "9 1/2% Class A Cumulative Redeemable Preferred Shares" (hereinafter called "9 1/2% Class A Preferred Shares"). The 9 1/2% Class A Preferred Shares shall have the express terms set forth in this Item I as being applicable to all Class A Shares as a class and, in addition, the following express terms applicable to all 9 1/2% Class A Preferred Shares as a series of Class A Shares:

                  (a) The annual dividend rate of the 9 1/2% Class A Preferred Shares shall be 9 1/2% of the liquidation preference of $250.00 per share.


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

                  (b) Dividends on the 9 1/2% Class A Preferred Shares shall be payable, if declared, quarterly on or about the 15th day of March, June, September, and December each year, the first quarterly dividend being payable, if declared, on December 15, 1995. The dividends payable for each full quarterly dividend period on each 9 1/2% Class A Preferred Share shall be $5.94.

                  Dividends for the initial dividend period on the 9 1/2% Class A Preferred Shares, or for any period shorter or longer than a full dividend period on the 9 1/2% Class A Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The aggregate dividend payable quarterly to each holder of 9 1/2% Class A Preferred Shares shall be rounded to the nearest one-hundredth of one cent with $.00005 being rounded upward. Each dividend shall be payable to the holders of record on such record date, no less than 10 nor more than 30 days preceding the payment date thereof, as shall be fixed from time to time by the Corporation's Board of Directors.

                  (c) Dividends on 9 1/2% Class A Preferred Shares shall be cumulative as follows:

                      (1) With respect to shares included in the initial issue of 9 1/2% Class A Preferred Shares and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of 9 1/2% Class A Preferred Shares, dividends shall be cumulative from the date of the initial issue of 9 1/2% Class A Preferred Shares; and

                      (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on 9 1/2% Class A Preferred Shares and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

                  (d) Except as required to preserve the Corporation's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the 9 1/2% Class A Preferred Shares may not be redeemed prior to November 15, 2000. At any time or from time to time on and after November 15, 2000 the Corporation, at its option upon not less than thirty (30) nor more than sixty (60) days' written notice, may redeem all or any part of the 9 1/2% Class A Preferred Shares at a redemption price of $250.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the redemption date, without interest. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital shares of the Corporation, which may include any equity securities (including common shares and preferred shares), shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities), or options to purchase any of the foregoing.

                  (e) The amount payable per 9 1/2% Class A Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $250.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment.

                  (f) All dividend payments made on the 9 1/2% Class A Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 9 1/2% Class A Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this
         Item I, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

   II. The Class B Cumulative Preferred Shares. The Class B Cumulative Preferred Shares shall have the following express terms:

         Section 1. Series. The Class B Shares may be issued from time to time in one or more series. All Class B Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class B Shares shall rank on a parity with the Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on the Cumulative Shares are cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class B Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item II) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), both inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class B Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class B Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class B Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class B Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to the Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class B Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class B Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class B Shares, nor shall any Common Shares or any other shares ranking junior to the Class B Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class B Shares received by the Corporation subsequent to the date of first issuance of Class B Shares of any series, unless:

                      (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment thereof set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item II.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption, retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class B Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent that it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class B Shares shall be the amount that the total dividends paid or made available to the holders of the Class B Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class B Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item II; and

                      (2) Shall, from time to time, make such redemptions of each series of Class B Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item II; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                  (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class B Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item II prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class B Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class B Shares so to be redeemed amounts equal to the redemption price of the Class B Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class B Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class B Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                  (c) Any Class B Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class B Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class B Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class B Shares, unless all dividends on all Class B Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class B Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class B Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item II, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class B Shares of the full preferential amounts as aforesaid, the holders of Class B Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                  (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

         Section 5. Voting.

                  (a) The holders of Class B Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class B Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of Class B Shares, voting separately as a class, together with all Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class B Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class B Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class B Shares then outstanding shall have been paid or declared and a sum sufficient therefor set aside for payment, whereupon the holders of such Class B Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.

                      (2) In the event of default entitling holders of Class B Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class B Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class B Shares. At any meeting at which such holders of Class B Shares shall be entitled to elect directors, holders of 50% of such Class B Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class B Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class B

         Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation nor require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class B Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                  (3) Upon any divesting of the special class voting rights of the holders of the Class B Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class B Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class B Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class B Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class B Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class B Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class B Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class B Shares or of any shares ranking on a parity with or junior to the Class B Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class B Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such Class B Shares.

                  (e) In the event, and only to the extent, that (1) Class B Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class B Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class B Shares or of any shares remaining on a parity with or junior to the Class B Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of such series.

         Section 6. 9.44% Class B Cumulative Redeemable Preferred Shares. Of the 750,000 authorized Class B Shares, 177,500 shares are designated as a series entitled "9.44% Class B Cumulative Redeemable Preferred Shares" (hereinafter called "9.44% Class B Preferred Shares"). The 9.44% Class B Preferred Shares shall have the express terms set forth in this Item II as being applicable to all Class B Shares as a class and, in addition, the following express terms applicable to all 9.44% Class B Preferred Shares as a series of Class B Shares:

                  (a) The annual dividend rate of the 9.44% Class B Preferred Shares shall be 9.44% of the liquidation preference of $250.00 per share.

                  (b) Dividends on the 9.44% Class B Preferred Shares shall be payable, if declared, quarterly on or about the 15th day of March, June, September, and

         December each year, the first quarterly dividend being payable, if declared, on March 15, 1996. The dividends payable for each full quarterly dividend period on each 9.44% Class B Preferred Share shall be $5.90.

                  Dividends for the initial dividend period on the 9.44% Class B Preferred Shares, or for any period shorter or longer than a full dividend period on the 9.44% Class B Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The aggregate dividend payable quarterly to each holder of 9.44% Class B Preferred Shares shall be rounded to the nearest one-hundredth of one cent with $.00005 being rounded upward. Each dividend shall be payable to the holders of record on such record date, no less than 10 nor more than 30 days preceding the payment date thereof, as shall be fixed from time to time by the Corporation's Board of Directors.

                  (c) Dividends on 9.44% Class B Preferred Shares shall be cumulative as follows:

                      (1) With respect to shares included in the initial issue of 9.44% Class B Preferred Shares and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of 9.44% Class B Preferred Shares, dividends shall be cumulative from the date of the initial issue of 9.44% Class B Preferred Shares; and

                      (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on 9.44% Class B Preferred Shares and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

                  (d) Except as required to preserve the Corporation's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the 9.44% Class B Preferred Shares may not be redeemed prior to December 26, 2000. At any time or from time to time on and after December 26, 2000 the Corporation, at its option upon not less than thirty (30) nor more than sixty (60) days' written notice, may redeem all or any part of the 9.44% Class B Preferred Shares at a redemption price of $250.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the redemption date, without interest. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital shares of the Corporation, which may include any equity securities (including common shares and preferred shares), shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities), or options to purchase any of the foregoing.

                  (e) The amount payable per 9.44% Class B Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $250.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment.

                  (f) All dividend payments made on the 9.44% Class B Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 9.44% Class B Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this
         Item II, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

   III. The Class C Cumulative Preferred Shares. The Class C Shares shall have the following express terms:

         Section 1. Series. The Class C Shares may be issued from time to time in one or more series. All Class C Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class C Shares shall rank on a parity with the Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
   (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class C Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item III) on the issuance of shares of the same series or of any other class or series.

                  The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class C Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class C Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class C Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class C Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares,

         Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class C Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class C Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class C Shares, nor shall any Common Shares or any other shares ranking junior to the Class C Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class C Shares received by the Corporation subsequent to the date of first issuance of Class C Shares of any series, unless:

                      (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item III.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class C Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class C Shares shall be the amount that the total dividends paid or made available to the holders of the Class C Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class C Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item III; and

                      (2) Shall, from time to time, make such redemptions of each series of Class C Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item III; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                  (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class C Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item III prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class C Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class C Shares so to be redeemed amounts equal to the redemption price of the Class C Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class C Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class C Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                  (c) Any Class C Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class C Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class C Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class C Shares, unless all dividends on all Class C Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class C Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class C Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item III, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class C Shares of the full preferential amounts as aforesaid, the holders of Class C Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                  (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

         Section 5. Voting.

                  (a) The holders of Class C Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class C Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class C Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class C Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class C Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class C Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class C Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class C Shares, at any time during which the Corporation is in default in the payment of dividends on such Class C Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

                      (2) In the event of default entitling holders of Class C Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class C Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class C

         Shares. At any meeting at which such holders of Class C Shares shall be entitled to elect directors, holders of 50% of such Class C Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class C Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class C Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class C Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                      (3) Upon any divesting of the special class voting rights of the holders of the Class C Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class C Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class C Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class C Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class C Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class C Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class C Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class C Shares or of any shares ranking on a parity with or junior to the Class C Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class C Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class C Shares.

                  (e) In the event, and only to the extent, that (1) Class C Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class C Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class C Shares or of any shares ranking on a parity with or junior to the Class C Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

         Section 6. 8 3/8% Class C Cumulative Redeemable Preferred Shares. Of the 750,000 authorized Class C Shares, 460,000 shares are designated as a series entitled "8 3/8% Class C Cumulative Redeemable Preferred Shares" (hereinafter called "8 3/8% Class C Preferred Shares"). The 8 3/8% Class C Preferred Shares shall have the express terms set forth in this Division as being applicable to all Class C
    Shares as a class and, in addition, the following express terms applicable to all 8 3/8% Class C Preferred Shares as a series of Class C
    Shares:

                  (a) The annual dividend rate of the 8 3/8% Class C Preferred Shares shall be 8 3/8% of the liquidation preference of $250.00 per share.

                  (b) Dividends on the 8 3/8% Class C Preferred Shares shall be payable, if declared, quarterly on or about the fifteenth day of March, June, September, and December each year, the first quarterly dividend being payable, if declared, on September 15, 1998. The dividends payable for each full quarterly dividend period on each 8 3/8% Class C Preferred Share shall be $5.234375.

                  Dividends for the initial dividend period on the 8 3/8% Class C Preferred Shares, or for any period shorter or longer than a full dividend period on the 8 3/8% Class C Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The aggregate dividend payable quarterly to each holder of 8 3/8% Class C Preferred Shares shall be rounded to the nearest one-hundredth of one cent with $.00005 being rounded upward. Each dividend shall be payable to the holders of record on such record date, no less than 10 nor more than 30 days preceding the payment date thereof, as shall be fixed from time to time by the Corporation's Board of Directors.

                  (c) Dividends on 8 3/8% Class C Preferred Shares shall be cumulative as follows:

                      (1) With respect to shares included in the initial issue of 8 3/8% Class C Preferred Shares and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of 8 3/8% Class C Preferred Shares, dividends shall be cumulative from the date of the initial issue of 8 3/8% Class C Preferred Shares; and

                      (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on 8 3/8% Class C Preferred Shares and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

                  (d) Except as required to preserve the Corporation's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the 8 3/8% Class C Preferred Shares may not be redeemed prior to July 7, 2003. At any time or from time to time on and after July 7, 2003 the Corporation, at its option upon not less than thirty
         (30) nor more than sixty (60) days' written notice, may redeem all or any part of the 8 3/8% Class C Preferred Shares at a redemption price of $250.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the redemption date, without interest. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital shares of the Corporation, which may include any equity securities (including common shares and preferred shares), shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities), or options to purchase any of the foregoing.

                  (e) The amount payable per 8 3/8% Class C Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $250.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment.

                  (f) All dividend payments made on the 8 3/8% Class C Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 8 3/8% Class C Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this Division A-III, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

   IV. The Class D Cumulative Preferred Shares. The Class D Shares shall have the following express terms:

         Section 1. Series. The Class D Shares may be issued from time to time in one or more series. All Class D Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class D Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
   (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class D Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item IV) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class D Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class D Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class D Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class D Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class D Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class D Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class D Shares, nor shall any Common Shares or any other shares ranking junior to the Class D Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class D Shares received by the Corporation subsequent to the date of first issuance of Class D Shares of any series, unless:

                  (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item IV.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class D Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class D Shares shall be the amount that the total dividends paid or made available to the holders of the Class D Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class D Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item IV; and

                      (2) Shall, from time to time, make such redemptions of each series of Class D Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item IV; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                  (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class D Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item IV prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class D Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class D Shares so to be redeemed amounts equal to the redemption price of the Class D Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class D Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class D Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                  (c) Any Class D Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class D Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class D Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class D Shares, unless all dividends on all Class D Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class D Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class D Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item IV, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class D Shares of the full preferential amounts as aforesaid, the holders of Class D Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                  (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

         Section 5. Voting.

                  (a) The holders of Class D Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class D Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class D Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class D Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class D Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class D Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class D Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class D Shares, at any time during which the Corporation is in default in the payment of dividends on such Class D Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

                      (2) In the event of default entitling holders of Class D Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class D Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class D Shares. At any meeting at which such holders of Class D Shares shall be entitled to elect directors, holders of 50% of such Class D Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class D Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class D Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class D Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                      (3) Upon any divesting of the special class voting rights of the holders of the Class D Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class D Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class D Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class D Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class D Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class D Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class D Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class D Shares or of any shares ranking on a parity with or junior to the Class D Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class D Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class D Shares.

                  (e) In the event, and only to the extent, that (1) Class D Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class D Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class D Shares or of any shares ranking on a parity with or junior to the Class D Shares nor the

         Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

         Section 6. 8.68% Class D Cumulative Redeemable Preferred Shares. Of the 750,000 authorized Class D Shares, 230,000 shares are designated as a series entitled "8.68% Class D Cumulative Redeemable Preferred Shares" (hereinafter called "8.68% Class D Preferred Shares"). The 8.68% Class D Preferred Shares shall have the express terms set forth in this Division as being applicable to all Class D Shares as a class and, in addition, the following express terms applicable to all 8.68% Class D Preferred Shares as a series of Class D Shares:

                  (a) The annual dividend rate of the 8.68% Class D Preferred Shares shall be 8.68% of the liquidation preference of $250.00 per share.

                  (b) Dividends on the 8.68% Class D Preferred Shares shall be payable, if declared, quarterly on or about the fifteenth day of March, June, September, and December each year, the first quarterly dividend being payable, if declared, on December 15, 1998. The dividends payable for each full quarterly dividend period on each 8.68% Class D Preferred Share shall be $5.425.

                  Dividends for the initial dividend period on the 8.68% Class D Preferred Shares, or for any period shorter or longer than a full dividend period on the 8.68% Class D Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The aggregate dividend payable quarterly to each holder of 8.68% Class D Preferred Shares shall be rounded to the nearest one-hundredth of one cent with $.00005 being rounded upward. Each dividend shall be payable to the holders of record on such record date, no less than 10 nor more than 30 days preceding the payment date thereof, as shall be fixed from time to time by the Corporation's Board of Directors.

                  (c) Dividends on 8.68% Class D Preferred Shares shall be cumulative as follows:

                      (1) With respect to shares included in the initial issue of 8.68% Class D Preferred Shares and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of 8.68% Class D Preferred Shares, dividends shall be cumulative from the date of the initial issue of 8.68% Class D Preferred Shares; and

                      (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on 8.68 % Class D Preferred Shares and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

                  (d) Except as required to preserve the Corporation's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the 8.68% Class D Preferred Shares may not be redeemed prior to August 20, 2003. At any time or from time to time on and after August 20, 2003 the Corporation, at its option upon not less than thirty (30) nor more than sixty (60) days' written notice, may redeem all or any part of the 8.68% Class D Preferred Shares at a redemption price of $250.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the redemption date, without interest. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital shares of the Corporation, which may include any equity securities (including common shares and preferred shares), shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities), or options to purchase any of the foregoing.

                  (e) The amount payable per 8.68% Class D Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $250.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment.

                  (f) All dividend payments made on the 8.68% Class D Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 8.68% Class D Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this Division A-IV, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

    V. The Class E Cumulative Preferred Shares. The Class E Shares shall have the following express terms:

         Section 1. Series. The Class E Shares may be issued from time to time in one or more series. All Class E Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class E Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class E Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item V) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class E Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class E Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class E Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class E Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class E Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class E Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class E Shares, nor shall any Common Shares or any other shares ranking junior to the Class E Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class E Shares received by the Corporation subsequent to the date of first issuance of Class E Shares of any series, unless:

                      (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of
         Section 1 of this Item V.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class E Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class E Shares shall be the amount that the total dividends paid or made available to the holders of the Class E Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class E Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item V; and

                      (2) Shall, from time to time, make such redemptions of each series of Class E Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item V; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                  (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class E Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item V prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class E Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class E Shares so to be redeemed amounts equal to the redemption price of the Class E Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class E Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class E Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                  (c) Any Class E Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class E Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class E Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class E Shares, unless all dividends on all Class E Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class E Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class E Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item V, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class E Shares of the full preferential amounts as aforesaid, the holders of Class E Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                  (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

         Section 5. Voting.

                  (a) The holders of Class E Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class E Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class E Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class E Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class E Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class E Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class E Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class E Shares, at any time during which the Corporation is in default in the payment of dividends on such Class E Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

                      (2) In the event of default entitling holders of Class E Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class E Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class E Shares. At any meeting at which such holders of Class E Shares shall be entitled to elect directors, holders of 50% of such Class E Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class E Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class E Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class E Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                      (3) Upon any divesting of the special class voting rights of the holders of the Class E Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class E Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class E Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class E Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class E Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class E Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class E Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class E Shares or of any shares ranking on a parity with or junior to the Class E Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class E Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class E Shares.

                  (e) In the event, and only to the extent, that (1) Class E Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class E Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class E Shares or of any shares ranking on a parity with or junior to the Class E Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

         Section 6. Class E Series I Cumulative Preferred Shares.

                  (a) DESIGNATION AND AMOUNT. Of the 750,000 authorized Class E Cumulative Preferred Shares, without par value, 750,000 are designated as a series designated as "Class E Series I Cumulative Preferred Shares" (the "Series I Preferred Shares"). The Series I Preferred Shares have the express terms set forth in this Division as being applicable to all Preferred Shares as a class and, in addition, the following express terms applicable to all Series I Preferred Shares as a series of Preferred Shares. The number of Series I Preferred Shares may be increased or decreased by resolution of the Board of Directors and by the filing of a certificate of amendment pursuant to the provisions of the General Corporation Law of the State of Ohio stating that such increase or reduction has been so authorized; however, no decrease shall reduce the number of Series I Preferred Shares to a number less than that of the Series I Preferred Shares then outstanding plus the number of Series I Preferred Shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

                  (b) DIVIDENDS AND DISTRIBUTIONS.

                      (1) (i) Subject to the rights of the holders of any series of preferred shares (or any similar shares) ranking prior to the Series I Preferred Shares with respect to dividends, the holders of Series I Preferred Shares, in preference to the holders of Common Shares and of any other junior shares, will be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a Series I Preferred Share or fraction thereof, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provisions for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared on the Common Shares after the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, after the first issuance of any Series I Preferred Share or fraction thereof. The multiple of cash and noncash dividends declared on the Common Shares to which holders of the Series I Preferred Shares are entitled, which is 10,000 initially but which will be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Dividend Multiple." If the Company at any time after May 26, 1999 (the "Rights Declaration Date"):
         (i) declares or pays any dividend on the Common Shares payable in Common Shares, or (ii) effects a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends that holders of Series I Preferred Shares are entitled to receive will be the Dividend Multiple applicable immediately prior to that event multiplied by a fraction, the numerator of which is the number of Common Shares outstanding immediately after that event and the denominator of which is the number of Common Shares that were outstanding immediately prior to that event.

                                    (ii) Notwithstanding anything else contained
                           in this paragraph (1), the Company shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series I Preferred Shares as provided in this paragraph (1) immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares); but if no dividend or distribution has been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series I Preferred Shares shall nevertheless accrue on such subsequent Quarterly Dividend Payment Date.

                      (2) Dividends will begin to accrue and be cumulative on outstanding Series I Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such Series I Preferred Shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend

         Payment Date, in which case dividends on such shares will begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Series I Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends will begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends will not bear interest. Dividends paid on the Series I Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of Series I Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

                  (c) REACQUIRED SHARES. Any Series I Preferred Shares purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued preferred shares and may be reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                  (d) LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution may be made (x) to the holders of shares ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series I Preferred Shares unless, prior thereto, the holders of Series I Preferred Shares shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $10,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of Common Shares, or (y) to the holders of shares ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series I Preferred Shares, except distributions made ratably on the Series I Preferred Shares and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. If the Company at any time after the Rights Declaration Date (i) declares or pays any dividend on Common Shares payable in Common Shares, or (ii) effects a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the aggregate amount per share to which holders of Series I Preferred Shares were entitled immediately prior to such event under clause (x) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

                  Neither the consolidation of nor merging of the Company with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Company, will be considered to be a liquidation, dissolution or winding up of the Company within the meaning of this paragraph (d).

                  (e) CONSOLIDATION, MERGER, ETC. If the Company shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other shares, stock or securities, cash or any other property, then in any such case the Series I Preferred Shares will at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of shares, stock, securities, or other property, as the case may be, into which or for which each Common Share is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series I Preferred Shares. If the Company at any time after the Rights Declaration Date (i) declares or pays any dividend on Common Shares payable in Common Shares, or (ii) effects a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series I Preferred Shares will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

                  (f) REDEMPTION. The Series I Preferred Shares are not redeemable, but the foregoing does not limit the ability of the Company to purchase or otherwise deal in the Series I Preferred Shares to the extent otherwise permitted hereby and by law.

                  (g) AMENDMENT. The Amended and Restated Articles of Incorporation of the Company, as amended, may not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series I Preferred Shares so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding Series I Preferred Shares, voting separately as a class.

                  (h) FRACTIONAL SHARES. Series I Preferred Shares may be issued in whole shares or in any fraction of a share that is one ten-thousandth (1/10,000th) of a share or any integral multiple of such fraction, which will entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series I Preferred Shares. In lieu of fractional shares, the Company may elect to make a cash payment as provided in that certain Rights Agreement dated as of May 26, 1999, between the Company and National City Bank, a national banking association, as rights agent, for fractions of a share smaller than one ten-thousandth (1/10,000th) of a share or any integral multiple thereof.

    VI. The Class F Cumulative Preferred Shares. The Class F Shares shall have the following express terms:

         Section 1. Series. The Class F Shares may be issued from time to time in one or more series. All Class F Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class F Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class F Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item VI) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class F Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class F Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class F Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class F Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class F Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class F Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class F Shares, nor shall any Common Shares or any other shares ranking junior to the Class F Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class F Shares received by the Corporation subsequent to the date of first issuance of Class F Shares of any series, unless:

                      (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item VI.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class F Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class F Shares shall be the amount that the total dividends paid or made available to the holders of the Class F Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class F Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item VI; and

                      (2) Shall, from time to time, make such redemptions of each series of Class F Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item VI; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                  (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class F Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item VI prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class F Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class F Shares so to be redeemed amounts equal to the redemption price of the Class F Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class F Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class F Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                  (c) Any Class F Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class F Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class F Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class F Shares, unless all dividends on all Class F Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class F Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class F Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item VI, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class F Shares of the full preferential amounts as aforesaid, the holders of Class F Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                  (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

         Section 5. Voting.

                  (a) The holders of Class F Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class F Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class F Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class F Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class F Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class F Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class F Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class F Shares, at any time during which the Corporation is in default in the payment of dividends on such Class F Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

                      (2) In the event of default entitling holders of Class F Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class F Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class F Shares. At any meeting at which such holders of Class F Shares shall be entitled to elect directors, holders of 50% of such Class F Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class F Shares are entitled to elect as herein provided.

         Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class F Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class F Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                      (3) Upon any divesting of the special class voting rights of the holders of the Class F Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class F Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class F Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class F Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class F Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class F Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class F Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class F Shares or of any shares ranking on a parity with or junior to the Class F Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class F Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class F Shares.

                  (e) In the event, and only to the extent, that (1) Class F Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class F Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class F Shares or of any shares ranking on a parity with or junior to the Class F Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

   VII. The Class G Cumulative Preferred Shares. The Class G Shares shall have the following express terms:

         Section 1. Series. The Class G Shares may be issued from time to time in one or more series. All Class G Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class G Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D

    Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class G Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item VII) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class G Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class G Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class G Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class G Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class G Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class G Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class G Shares, nor shall any Common Shares or any other shares ranking junior to the Class G Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class G Shares received by the Corporation subsequent to the date of first issuance of Class G Shares of any series, unless:

                      (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item VII.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class G Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class G Shares shall be the amount that the total dividends paid or made available to the holders of the Class G Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class G Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item VII; and

                      (2) Shall, from time to time, make such redemptions of each series of Class G Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item VII; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                   (b)(1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class G Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item VII prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class G Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class G Shares so to be redeemed amounts equal to the redemption price of the Class G Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class G Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class G Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                  (c) Any Class G Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class G Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class G Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class G Shares, unless all dividends on all Class G Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class G Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class G Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item VII, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class G Shares of the full preferential amounts as aforesaid, the holders of Class G Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                  (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

         Section 5. Voting.

                  (a) The holders of Class G Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class G Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class G Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class G

         Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class G Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class G Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class G Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class G Shares, at any time during which the Corporation is in default in the payment of dividends on such Class G Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

                  (2) In the event of default entitling holders of Class G Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class G Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class G Shares. At any meeting at which such holders of Class G Shares shall be entitled to elect directors, holders of 50% of such Class G Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class G Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class G Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class G Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                  (3) Upon any divesting of the special class voting rights of the holders of the Class G Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class G Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class G Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class G Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class G Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class G Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                  (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class G Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class G Shares or of any shares ranking on a parity with or junior to the Class G Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class G Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class G Shares.

                  (e) In the event, and only to the extent, that (1) Class G Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class G Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class G Shares or of any shares ranking on a parity with or junior to the Class G Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

  VIII. The Class H Cumulative Preferred Shares. The Class H Shares shall have the following express terms:

         Section 1. Series. The Class H Shares may be issued from time to time in one or more series. All Class H Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class H Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class H Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item VIII) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class H Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class H Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section

         1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class H Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class H Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class H Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class H Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class H Shares, nor shall any Common Shares or any other shares ranking junior to the Class H Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class H Shares received by the Corporation subsequent to the date of first issuance of Class H Shares of any series, unless:

                      (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item VIII.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class H Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class H Shares shall be the amount that the total dividends paid or made available to the holders of the Class H Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class H Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item VIII; and

                      (2) Shall, from time to time, make such redemptions of each series of Class H Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item VIII; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                  (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class H Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item VIII prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class H Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class H Shares so to be redeemed amounts equal to the redemption price of the Class H Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class H Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class H Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                  (c) Any Class H Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class H Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class H Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class H Shares, unless all dividends on all Class H Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class H Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class H Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item VIII, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class H Shares of the full preferential amounts as aforesaid, the holders of Class H Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                  (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

         Section 5. Voting.

                  (a) The holders of Class H Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class H Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class H Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class H Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class H Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class H Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class H Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class H Shares, at any time during which the Corporation is in default in the payment of dividends on such

         Class H Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

                      (2) In the event of default entitling holders of Class H Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class H Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class H Shares. At any meeting at which such holders of Class H Shares shall be entitled to elect directors, holders of 50% of such Class H Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class H Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class H Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class H Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                      (3) Upon any divesting of the special class voting rights of the holders of the Class H Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class H Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class H Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class H Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class H Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class H Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class H Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class H Shares or of any shares ranking on a parity with or junior to the Class H Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class H Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class H Shares.

                  (e) In the event, and only to the extent, that (1) Class H Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class H Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class H Shares or of any shares ranking on a parity with or junior to the Class H Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

   IX. The Class I Cumulative Preferred Shares. The Class I Shares shall have the following express terms:

         Section 1. Series. The Class I Shares may be issued from time to time in one or more series. All Class I Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class I Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
   (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class I Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item IX) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class I Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class I Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class I Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class I Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and

         Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class I Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class I Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class I Shares, nor shall any Common Shares or any other shares ranking junior to the Class I Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class I Shares received by the Corporation subsequent to the date of first issuance of Class I Shares of any series, unless:

                      (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item IX.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class I Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class I Shares shall be the amount that the total dividends paid or made available to the holders of the Class I Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class I Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item IX; and

                      (2) Shall, from time to time, make such redemptions of each series of Class I Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item IX; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                  (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class I Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item IX prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class I Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class I Shares so to be redeemed amounts equal to the redemption price of the Class I Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class I Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class I Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                  (c) Any Class I Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class I Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class I Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class I Shares, unless all dividends on all Class I Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class I Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class I Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item IX, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class I Shares of the full preferential amounts as aforesaid, the holders of Class I Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                  (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or


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

         conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

         Section 5. Voting.

                  (a) The holders of Class I Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class I Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class I Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class I Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class I Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class I Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class I Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class I Shares, at any time during which the Corporation is in default in the payment of dividends on such Class I Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

                      (2) In the event of default entitling holders of Class I Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class I Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class I Shares. At any meeting at which such holders of Class I Shares shall be entitled to elect directors, holders of 50% of such Class I Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class I Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class I Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class I Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                      (3) Upon any divesting of the special class voting rights of the holders of the Class I Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class I Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class I Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class I Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class I Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class I Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class I Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class I Shares or of any shares ranking on a parity with or junior to the Class I Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class I Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class I Shares.

                  (e) In the event, and only to the extent, that (1) Class I Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class I Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class I Shares or of any shares ranking on a parity with or junior to the Class I Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

   X. The Class J Cumulative Preferred Shares. The Class J Shares shall have the following express terms:

         Section 1. Series. The Class J Shares may be issued from time to time in one or more series. All Class J Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class J Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through
   (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class J Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item X) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class J Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class J Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class J Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class J Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class J Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class J Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class J Shares, nor shall any Common Shares or any other shares ranking junior to the Class J Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other


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         shares of the Corporation ranking junior to the Class J Shares received by the Corporation subsequent to the date of first issuance of Class J Shares of any series, unless:

                      (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item X.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class J Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class J Shares shall be the amount that the total dividends paid or made available to the holders of the Class J Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class J Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item X; and


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

                      (2) Shall, from time to time, make such redemptions of each series of Class J Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item X; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                  (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class J Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item X prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class J Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class J Shares so to be redeemed amounts equal to the redemption price of the Class J Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class J Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class J Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                      (c) Any Class J Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class J Shares without serial designation.


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                  (d) Except in connection with the exercise of the
         Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class J Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class J Shares, unless all dividends on all Class J Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class J Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class J Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item X, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class J Shares of the full preferential amounts as aforesaid, the holders of Class J Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                  (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

         Section 5. Voting.

                  (a) The holders of Class J Shares shall have no voting rights, except as provided in this Section or required by law.

                      (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class J Shares at the time outstanding,


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

         whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class J Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class J Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class J Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class J Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class J Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class J Shares, at any time during which the Corporation is in default in the payment of dividends on such Class J Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

                  (2) In the event of default entitling holders of Class J Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class J Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class J Shares. At any meeting at which such holders of Class J Shares shall be entitled to elect directors, holders of 50% of such Class J Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class J Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class J Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise


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

         permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class J Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                      (3) Upon any divesting of the special class voting rights of the holders of the Class J Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class J Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class J Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class J Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class J Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class J Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class J Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as



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

         amended, so as to authorize, create or change the authorized or outstanding number of Class J Shares or of any shares ranking on a parity with or junior to the Class J Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class J Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class J Shares.

                  (e) In the event, and only to the extent, that (1) Class J Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class J Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class J Shares or of any shares ranking on a parity with or junior to the Class J Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

         Section 6. 9% Class J Cumulative Redeemable Preferred Shares. Of the 750,000 authorized Class J Shares, 450,000 shares are designated as a series entitled "9% Class J Cumulative Redeemable Preferred Shares" (hereinafter called "9% Class J Preferred Shares"). The 9% Class J Preferred Share shall have the express terms set forth in this Division as being applicable to all Class J Preferred Shares as a class and, in addition, the following express terms applicable to all 9% Class J Preferred Shares as a series of Class J
    Shares:

                  (a) The annual dividend rate of the 9% Class J Preferred Shares shall be 9% of the liquidation preference of $250.00 per share.

                  (b) Dividends on the 9% Class J Preferred Shares shall be payable, if declared, quarterly on or about the fifteenth day of January, April, July and October. The dividends payable for each full quarterly dividend period on each 9% Class J Preferred Share shall be $5.625. Dividends for any period shorter or longer than a full dividend period on the 9% Class J Preferred Shares, shall be


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

         computed on the basis of a 360-day year consisting of twelve 30-day months. The aggregate dividend payable quarterly to each holder of 9% Class J Preferred Shares shall be rounded to the nearest one-hundredth of one cent with $.00005 being rounded upward. Each dividend shall be payable to the holders of record on such record date, no less than 10 nor more than 30 days preceding the payment date thereof, as shall be fixed from time to time by the Corporation's Board of Directors.

                  (c) Dividends on 9% Class J Preferred Shares shall be cumulative as follows:

         (1) With respect to shares included in the initial issue of 9% Class J Preferred Shares and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of 9% Class J Preferred Shares, dividends shall be cumulative from the date of the initial issue of 9% Class J Preferred Shares; and

         (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on 9% Class J Preferred Shares and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

                  (d) The Corporation may, at any time or from time to time on, at its option upon not less than thirty (30) nor more than sixty (60) days' written notice, may redeem all or any part of the 9% Class J Preferred Shares at a redemption price of $250.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the redemption date, without interest. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital shares of the Corporation, which may include any equity securities (including common shares and preferred shares), shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities), or options to purchase any of the foregoing.

                  (e) The amount payable per 9% Class J Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $250.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment.

                  (f) The affirmative vote of the holders of at least two-thirds of the Class J Preferred Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect the authorization, creation, increase in the authorized number of or issuance of any shares, or any security convertible into or


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         exchangeable for shares, in any such case ranking prior to such series of Class J Preferred Shares in dividends, distributions or rights upon liquidation, dissolution or winding up.

    XI. The Class K Cumulative Preferred Shares. The Class K Shares shall have the following express terms:

         Section 1. Series. The Class K Shares may be issued from time to time in one or more series. All Class K Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class K Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class K Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;


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                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item XI) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Class K Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class K Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class K Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class K Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Class K Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class K Shares, shall be paid or declared or any distribution be made, except as


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

         aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class K Shares, nor shall any Common Shares or any other shares ranking junior to the Class K Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class K Shares received by the Corporation subsequent to the date of first issuance of Class K Shares of any series, unless:

                      (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item XI.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class K Shares shall be inapplicable to
         (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class K Shares shall be the amount that the total dividends paid or made available to the holders of the Class K Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:


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                      (1) May, from time to time at the option of the Board of
         Directors, redeem all or any part of any redeemable series of Class K Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item XI; and

                      (2) Shall, from time to time, make such redemptions of each series of Class K Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item XI; and shall in each case pay all accrued and unpaid dividends to the redemption date.

                  (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class K Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item XI prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class K Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class K Shares so to be redeemed amounts equal to the redemption price of the Class K Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class K Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

                      (2) If the holders of Class K Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                  (c) Any Class K Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series,


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         (3) converted in accordance with the express terms thereof, or (4)
         otherwise acquired by the Corporation shall resume the status of authorized but unissued Class K Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class K Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class K Shares, unless all dividends on all Class K Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class K Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class K Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item XI, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

                      (2) After payment to the holders of Class K Shares of the full preferential amounts as aforesaid, the holders of Class K Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                      (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.



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         Section 5. Voting.

                  (a) The holders of Class K Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class K Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class K Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class K Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class K Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class K Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class K Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph. All dividend payments made on the Class K Shares, at any time during which the Corporation is in default in the payment of dividends on such Class K Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

                      (2) In the event of default entitling holders of Class K Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class K Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class K Shares. At any meeting at which such holders of Class K Shares shall be entitled to elect directors, holders of 50% of such Class K Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class K Shares are entitled to elect as herein provided.


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

         Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class K Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class K Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                      (3) Upon any divesting of the special class voting rights of the holders of the Class K Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Class K Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class K Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class K Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class K Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Class K Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:


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

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class K Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class K Shares or of any shares ranking on a parity with or junior to the Class K Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class K Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class K Shares.

                  (e) In the event, and only to the extent, that (1) Class K Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class K Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class K Shares or of any shares ranking on a parity with or junior to the Class K Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

         Section 6. 8 7/8% Class K Cumulative Redeemable Preferred Shares. Of the 750,000 authorized Class K Shares, 350,000 shares are designated as a series entitled "8 7/8% Class K Cumulative Redeemable Preferred Shares" (hereinafter called "8 7/8% Class K Preferred Shares"). The 8 7/8% Class K Preferred Shares shall have the express terms set forth in this Division as being applicable to all Class K Preferred Shares as a class and, in addition, the following express terms applicable to all 8 7/8% Class K Preferred Shares as a series of Class K Shares:


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

                  (a) The annual dividend rate of the 8 7/8% Class K Preferred Shares shall be 8 7/8% of the liquidation preference of $250.00 per share.

                  (b) Dividends on the 8 7/8% Class K Preferred Shares shall be payable, if declared, quarterly on or about the fifteenth day of January, April, July and October. The dividends payable for each full quarterly dividend period on each 8 7/8% Class K Preferred Share shall be $5.546875. Dividends for any period shorter or longer than a full dividend period on the 8 7/8% Class K Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The aggregate dividend payable quarterly to each holder of 8 7/8% Class K Preferred Shares shall be rounded to the nearest one-hundredth of one cent with $.00005 being rounded upward. Each dividend shall be payable to the holders of record on such record date, no less than 10 nor more than 30 days preceding the payment date thereof, as shall be fixed from time to time by the Corporation's Board of Directors.

                  (c) Dividends on 8 7/8% Class K Preferred Shares shall be cumulative as follows:

                      (1) With respect to shares included in the initial issue of 8 7/8% Class K Preferred Shares and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of 8 7/8% Class K Preferred Shares, dividends shall be cumulative from the date of the initial issue of 8 7/8% Class K Preferred Shares; and

                      (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on 8 7/8% Class K Preferred Shares and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

                  (d) The Corporation may, at any time or from time to time on, at its option upon not less than thirty (30) nor more than sixty (60) days' written notice, redeem all or any part of the 8 7/8% Class K Preferred Shares at a redemption price of $250.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the redemption date, without interest. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital shares of the Corporation, which may include any equity securities (including common shares and preferred shares), shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities), or options to purchase any of the foregoing.

                  (e) The amount payable per 8 7/8% Class K Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs


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         of the Corporation shall be $250.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment.

                  (f) The affirmative vote of the holders of at least two-thirds of the Class K Preferred Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect the authorization, creation, increase in the authorized number of or issuance of any shares, or any security convertible into or exchangeable for shares, in any such case ranking prior to such series of Class K Preferred Shares in dividends, distributions or rights upon liquidation, dissolution or winding up.

    XII. The Noncumulative Preferred Shares. The Noncumulative Preferred Shares shall have the following express terms:

         Section 1. Series. The Noncumulative Shares may be issued from time to time in one or more series. All Noncumulative Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates on which and the periods for which dividends may be payable. All Noncumulative Shares shall rank on a parity with the Cumulative Shares, and shall be identical to all Cumulative Shares, except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses
    (a) through (i), inclusive, of this Section 1 and (2) only dividends on the Noncumulative Shares are noncumulative as set forth herein. Subject to the provisions of Sections 2 through 5, inclusive, and Item XIII of this Division, which provisions shall apply to all Noncumulative Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series, and with respect to each such series, to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

                  (c) The dividend rate or rates of the series, including the means by which such rates may be established;

                  (d) The dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

                  (e) The redemption rights and price or prices, if any, for shares of the series;


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

                  (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (h) Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

                  (i) Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item XII) on the issuance of shares of the same series or of any other class or series.

         The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), both inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

         Section 2. Dividends.

                  (a) The holders of Noncumulative Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Noncumulative Shares, shall be entitled to receive out of any funds legally available therefor, if, when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of
         Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series; provided, however, that if the Board of Directors fails to declare a dividend payable on a dividend payment date on any Noncumulative Shares, the holders of the Noncumulative Shares shall have no right to receive a dividend in respect of the dividend period ending on such dividend payment date, and the Corporation shall have no obligation to pay the dividend accrued for such period, whether or not dividends on such Noncumulative Shares are declared payable on any future dividend payment date. No dividends shall be paid upon or declared or set apart for any series of the Noncumulative Shares for any dividend period unless at the same time (i) a like proportionate dividend for the then current dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Noncumulative Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C


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         Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares,
         Class H Shares, Class I Shares, Class J Shares and Class K Shares then issued and outstanding and entitled to receive such dividends.

                  (b) So long as any Noncumulative Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Noncumulative Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Noncumulative Shares, nor shall any Common Shares or any other shares ranking junior to the Noncumulative Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Noncumulative Shares received by the Corporation subsequent to the date of first issuance of Noncumulative Shares of any series, unless:

                      (1) All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

                      (2) All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

                      (3) There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item XII.

                  (c) The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Noncumulative Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation with respect to any other class or series of capital stock hereafter created or authorized.

                  (d) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Noncumulative


                                      102
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         Shares shall be the amount that the total dividends paid or made available to the holders of the Noncumulative Shares for the year bears to the Total Dividends.

         Section 3. Redemption.

                  (a) Subject to the express terms of each series, the
         Corporation:

                      (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Noncumulative Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item XII; and

                      (2) Shall, from time to time, make such redemptions of each series of Noncumulative Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item XII; and shall, in each case, pay all unpaid dividends for the then current dividend period to the redemption date.

                      (b) (1) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Noncumulative Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to
         Section 1 of this Item XII prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Noncumulative Shares to be redeemed, together with accrued and unpaid dividends thereon for the then current dividend period to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Noncumulative Shares so to be redeemed amounts equal to the redemption price of the Noncumulative Shares so to be redeemed together with such accrued and unpaid dividends thereon for the then current dividend period, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Noncumulative Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.


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

                      (2) If the holders of Noncumulative Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

                  (c) Any Noncumulative Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Noncumulative Shares without serial designation.

                  (d) Except in connection with the exercise of the Corporation's rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) of less than all of the Noncumulative Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Noncumulative Shares, unless all dividends on all Noncumulative Shares then outstanding for the then current dividend period shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         Section 4. Liquidation.

                  (a) (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Noncumulative Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Noncumulative Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item XII, plus an amount equal to all dividends accrued and unpaid thereon for the then current dividend period to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.


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                      (2) After payment to the holders of Noncumulative Shares
         of the full preferential amounts as aforesaid, the holders of Noncumulative Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

                  (b) The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

         Section 5. Voting.

                  (a) The holders of Noncumulative Shares shall have no voting rights, except as provided in this Section or required by law.

                  (b) (1) If, and so often as, the Corporation shall not have fully paid, or shall not have declared and set aside a sum sufficient for the payment of, dividends on any series of Noncumulative Shares at the time outstanding, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, the holders of such Noncumulative Shares, voting separately as a class, together with all Cumulative Shares upon which like voting rights have been conferred and are exercisable, shall be entitled to elect, as herein provided, two members of the Board of Directors of the Corporation; provided, however, that the holders of such Noncumulative Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Noncumulative Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until the Corporation shall have fully paid, or shall have set aside a sum sufficient for the payment of, dividends on such Noncumulative Shares then outstanding for a number of consecutive dividend payment periods which in the aggregate contain at least 360 days, whereupon the holders of such Noncumulative Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.

                      (2) In the event of default entitling holders of Noncumulative Shares to elect two directors as specified in paragraph
         (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Noncumulative Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of


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         Noncumulative Shares. At any meeting at which such holders of
         Noncumulative Shares shall be entitled to elect directors, holders of 50% of such Noncumulative Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Noncumulative Shares are entitled to elect as herein provided. Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Noncumulative Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation nor require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Noncumulative Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

                      (3) Upon any divesting of the special class voting rights of the holders of the Noncumulative Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  (c) If at any time when the holders of Noncumulative Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Cumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and Noncumulative Shares then entitled to vote shall be combined (with class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Noncumulative Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Noncumulative Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Noncumulative Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

                  (d) The affirmative vote of the holders of at least two-thirds of the Noncumulative Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

                      (1) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Noncumulative Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Noncumulative Shares or of any shares ranking on a parity with or junior to the Noncumulative Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Noncumulative Shares; or

                      (2) The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such Noncumulative Shares.

                  (e) In the event, and only to the extent, that (1) Noncumulative Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of the Noncumulative Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Noncumulative Shares or of any shares remaining on a parity with or junior to the Noncumulative Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holder of such series.

   XIII. Definitions. For the purposes of this Division:

                  (a) Whenever reference is made to shares "ranking prior to" Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F


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

         Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over the rights of the holders of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, as the case may be;

                  (b) Whenever reference is made to shares "on a parity with" Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation rank equally (except as to the amounts fixed therefor) with the rights of the holders of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, as the case may be; and

                  (c) Whenever reference is made to shares "ranking junior to" Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, such reference shall mean and include all shares of the Corporation other than those defined under Subsections (a) and (b) of this Section as shares "ranking prior to" or "on a parity with" Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares, as the case may be.

   XIV. Restrictions on Transfer to Preserve Tax Benefit; Shares Subject to Redemption.

                  (a) Definitions. For the purposes of this Item XIV of this Division A of this Article FOURTH, the following terms shall have the following meanings:

                  "Beneficial Ownership" shall mean ownership of Preferred Shares by a Person who would be treated as an owner of such Preferred Shares either directly or constructively through the application of
         Section 544 of the Code, as modified by Section 856(h) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Constructive Ownership" shall mean ownership of Preferred Shares by a Person who would be treated as an owner of such Preferred Shares either directly or constructively through the application of
         Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

                  "Excess Preferred Shares" shall mean any Preferred Shares (i) acquired or proposed to be acquired by any Person pursuant to a Transfer to the extent that, if effective, such Transfer would result in the transferee either Beneficially Owning Preferred Shares or Constructively Owning Preferred Shares in excess of the Ownership Limit, or (ii) which are the subject of a Transfer that, if effective, which would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code.

                  "Market Price" shall mean, with respect to any series of any class of Preferred Shares, the last reported sales price of such series reported on the New York Stock Exchange on the trading day immediately preceding the relevant date or, if shares of such series are not then traded on the New York Stock Exchange, the last reported sales price of shares of such series on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the shares of such series may be traded, or if shares of such series are not then traded over any exchange or quotation system, then the market price of shares of such series on the relevant date as determined in good faith by the Board of Directors of the Corporation.

                  "Ownership Limit" shall mean, with respect to each series of each class of Preferred Shares, 9.8% of the outstanding shares of such series.

                  "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, an association, a private foundation within the meaning of
         Section 509(a) of the Code, a joint stock company, other entity or a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; provided, however, that a "person" does not mean an underwriter which participates in a public offering of Preferred Shares, for a period of 35 days following the purchase by such underwriter of such Preferred Shares.

                  "Preferred Shares" shall mean, collectively, Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares.

                  "REIT" shall mean a Real Estate Investment Trust under Section 856 of the Code.


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

                  "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Preferred Shares (including, without limitation, (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Preferred Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Preferred Shares), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

                  (b) Restrictions on Transfers.

                                    (i) Except as provided in Section (i) of
                           this Item XIV of this Division A of this Article FOURTH, no Person shall Beneficially Own or Constructively Own shares of any series of any class of Preferred Shares in excess of the Ownership Limit applicable to such series.

                                    (ii) Except as provided in Section (i) of
                           this Item XIV of this Division A of this Article FOURTH, any Transfer that, if effective, would result in any Person Beneficially Owning shares of any series of any class of Preferred Shares in excess of the Ownership Limit applicable to such series shall be void ab initio as to the Transfer of such Preferred Shares which would be otherwise Beneficially Owned by such Person in excess of such Ownership Limit, and the intended transferee shall acquire no rights in such Preferred Shares.

                                    (iii) Except as provided in Section (i) of
                           this Item XIV of this Division A of this Article FOURTH, any Transfer that, if effective, would result in any Person Constructively Owning shares of any series of any class of Preferred Shares in excess of the Ownership Limit applicable to such series shall be void ab initio as to the Transfer of such Preferred Shares which would be otherwise Constructively Owned by such Person in excess of such amount, and the intended transferee shall acquire no rights in such Preferred Shares.

                                    (iv) Notwithstanding any other provisions
                           contained in this Item XIV, any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the New York Stock Exchange) or other event that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT (including, but not limited to, a Transfer or other event that would result in the Corporation owning (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the

                           Corporation to fail to satisfy any of the gross income requirement of Section 856(c) of the Code) shall be void ab initio as to the Transfer of the Preferred Shares or other event which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or would otherwise result in the Corporation failing to qualify as a REIT; and the intended transferee or owner or Constructive or Beneficial Owner shall acquire or retain no rights in such Preferred Shares.

                                    (v) For purposes of construing the foregoing
                           provisions, any attempt to transfer Preferred Shares in violation of the Ownership Limit applicable to the series of the class of such Preferred Shares (as such Ownership Limit may be modified by the Board of Directors pursuant to Section (h) of Item XIV) shall be construed as causing such Preferred Shares to be transferred by operation of law to the Corporation as trustee of a trust for the exclusive benefit of the person or persons to whom such Preferred Shares can ultimately be transferred without violating the Ownership Limit and any Excess Preferred Shares while held in such trust shall not have any voting rights, shall not be considered for purposes of any shareholder vote or for determining a quorum for such a vote, and shall not be entitled to any dividends or other distributions.

                  (c) Remedies for Breach. If the Board of Directors or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section (b) of this Item XIV of this Division A of this Article FOURTH or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any Preferred Shares of the Corporation in violation of Section (b) of this Item XIV of this Division A of this Article FOURTH, or that any such Transfer, intended or attempted acquisition or acquisition would jeopardize the status of the Corporation as a REIT under the Code, the Board of Directors or its designees shall take such actions as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer and, in addition, exercising its rights under Section (d) of this Item XIV of this Division A of this Article FOURTH.

                  (d) Purchase Right in Excess Preferred Shares. Beginning on the date of the occurrence of a Transfer which, if consummated, in the good faith judgment of the Board of Directors of the Corporation, could result in Excess Preferred Shares, the Excess Preferred Shares, subject to such transfer shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Preferred Shares (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of 90 days after the later of
         (i) the date of such Transfer and (ii) if the Corporation does not receive a notice of such Transfer pursuant to Section (e) of this Item XIV of this Division A of this Article FOURTH, the date the Board of Directors determines in good faith that such Transfer has occurred. Prompt payment of the purchase price shall be made in such reasonable manner as may be determined by the Corporation. From and after the date fixed for purchase by the Corporation, and so long as payment of the purchase price for the Excess Preferred Shares to be so purchased shall have been made or duly provided for, the holder of any Excess Preferred Shares so called for purchase shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Excess Preferred Shares, excepting only the right to payment of the purchase price fixed as aforesaid. Any dividend or distribution paid to a proposed transferee of Excess Preferred Shares prior to the discovery by the Corporation that the Excess Preferred Shares have been transferred in violation of Section (b) of this Item XIV of this Division A of this Article FOURTH shall be repaid to the Corporation upon demand. If the foregoing provisions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee of such Excess Preferred Shares shall be deemed, at the option of the Corporation, to have acted as agent on behalf of the Corporation in acquiring such Excess Preferred Shares and to hold such Excess Preferred Shares on behalf of the Corporation.

                  (e) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Preferred Shares or other securities in violation of subparagraph (b) of this Item XIV, or any Person who owns or will own Excess Preferred Shares as a result of an event under subparagraph
         (b) of this Item XIV, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation's status as a REIT.

                  (f) Owners Required to Provide Information. From and after the date of the Initial Public Offering:

                                    (i) every Beneficial Owner of more than 5.0%
                           (or such other percentage, between 0.5% and 5.0%, as provided in the regulations promulgated pursuant to the Code) of the outstanding Preferred Shares of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT.

                                    (ii) each Person who is a Beneficial Owner
                           or Constructive Owner of Preferred Shares and each Person (including the shareholder of record) who is holding Preferred Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT.

                  (g) Remedies Not Limited. Nothing contained in this Division A of this Article FOURTH shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders by preservation of the Corporation's status as a REIT.

                  (h) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Item XIV of this Division A of this Article FOURTH, including any definition contained in Section (a) of this Item XIV, the Board of Directors shall have the power to determine the application of the provisions of this Item XIV with respect to any situation based on the facts known to it.

                  (1) Exceptions.

                           (i) Subject to Section (b)(iv) of this Item XIV of
                     this Division A, the Board of Directors may exempt a Person from the Ownership Limit applicable to a series of a class of Preferred Shares if such Person is not an individual (other than pension plans described in Section 856(h)(3)) for purposes of Section 542(a)(2) of the Code if the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such Preferred Shares will violate the Ownership Limit, and agrees that any violation or attempted violation will result in such Preferred Shares in excess of the Ownership Limit being subject to repurchase by the Corporation as set forth in Section (d) of this Item XIV of this Division A of this Article FOURTH.

                           (ii) The Board of Directors may exempt a Person from
                     the limitation on such Person Constructively Owning Preferred Shares in excess of the Ownership Limit applicable to a series of a class of such Preferred Shares if such Person does not own and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by
                     Section 856(d)(5) of the Code), more than a 9.8% interest (as set forth in Section 856(d)(2)(B)) in a tenant of any real property owned or leased by the Corporation, if the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in such Preferred Shares


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                     in excess of the Ownership Limit being deemed to be Excess
                     Preferred Shares and subject to repurchase by the Corporation as set forth in Section (d) of this Item XIV of this Division A of this Article FOURTH.

   XV. Legend. Each certificate for Preferred Shares shall bear the following legend:

         "The Preferred Shares represented by this certificate are subject to restrictions on transfer for the purpose of the corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. Subject to certain provisions of the Corporation's Articles of Incorporation, no Person may Beneficially Own or Constructively Own shares of any series of any class of Preferred Shares in excess of 9.8% of the outstanding Preferred Shares of such series. Any Person who attempts to Beneficially Own or Constructively Own shares of any series of any class of Preferred Shares in excess of the above limitations must immediately notify the Corporation. All capitalized terms in this legend have the meanings defined in the Corporation's Articles of Incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests. If the restrictions on transfer are violated, certain of the Preferred Shares represented hereby may be subject to repurchase by the Corporation on the terms and conditions set forth in the Corporation's Articles of Incorporation.

                                   DIVISION B

                  Subject to the terms of the Cumulative Shares and the Noncumulative Preferred Shares, the Common Shares shall have the following express terms:

                  Section 1. Dividend Rights. The holders of Common Shares shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of the assets of the Corporation which are by law available therefor, dividends or distributions payable in cash, in property or in securities of the Corporation.

                  Section 2. Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of the assets of the Corporation available for distribution to its shareholders as the number of Common Shares held by such holder bears to the total number of Common Shares then outstanding.

                  Section 3. Voting Rights. The holders of Common Shares shall be entitled to vote on all matters (for which holders of Common Shares shall be entitled to vote thereon) at all meetings of the shareholders of the Corporation, and shall be entitled to one vote for each Common Share entitled to vote at such meeting.

                  Section 4. Restrictions on Transfer to Preserve Tax Benefit; Common Shares Subject to Redemption.

                  (a) Definitions. For the purposes of this Section 4 of this Division B of this Article FOURTH, the following terms shall have the following meanings:


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                  "Beneficial Ownership" shall mean ownership of Common Shares by a Person who would be treated as an owner of such Common Shares either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Constructive Ownership" shall mean ownership of Common Shares by a Person who would be treated as an owner of such Common Shares either directly or Constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

                  "Excess Shares" shall mean any Common Shares (i) acquired or proposed to be acquired by any Person (other than an Existing Holder) pursuant to a Transfer to the extent that, if effective, such Transfer would result in the transferee either (A) Beneficially Owning Common Shares in excess of the Ownership Limit or (B) Constructively Owning Common Shares in excess of the Related Party Limit, (ii) acquired or proposed to be acquired by an Existing Holder pursuant to a Transfer to the extent that, if effective, such Transfer would result in such Existing Holder Beneficially Owning Common Shares in excess of the Existing Holder Limit for such Existing Holder, or (iii) which are the subject of a Transfer that, if effective, which would result in (A) the Common Shares being owned by fewer than 100 Persons (determined without reference to any rules of attribution), or (B) the Corporation being "closely held" within the meaning of Section 856(h) of the Code.

                  "Existing Holder" shall mean (i) Bert L. Wolstein, (ii) Scott
         A. Wolstein, (iii) James A. Schoff, and (iv) any Person to whom an Existing Holder Transfers Beneficial Ownership of Common Shares causing such transferee to Beneficially Own Common Shares in excess of the Ownership Limit.

                  "Existing Holder Limit" (i) for any Existing Holder who is an Existing Holder by virtue of clause (i), (ii) or (iii) of the definition thereof, shall mean, initially, the percentage of the outstanding Common Shares Beneficially Owned by such Existing Holder upon the consummation of the Initial Public Offering, and after any adjustment pursuant to Section (4)(i) of this Division B of this Article FOURTH, shall mean such percentage of the outstanding Common Shares as so adjusted; and (ii) for any Existing Holder who becomes an Existing Holder by virtue of clause (iv) of the definition thereof, shall mean, initially, the percentage of the outstanding Common Shares Beneficially Owned by such Existing Holder at the time that such Existing Holder becomes an Existing Holder, and after any adjustment pursuant to Section 4(i) of this Division B of this


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         Article FOURTH, shall mean such percentage of the outstanding Common
         Shares as so adjusted. From and after the date of the Initial Public Offering, the secretary of the Corporation shall maintain and, upon request, make available to each Existing Holder, a schedule which sets forth the then current Existing Holder Limits for each Existing Holder.

                  "Initial Public Offering" means the sale of Common Shares pursuant to the Corporation's first effective registration statement for such Common Shares filed under the Securities Act of 1933, as amended.

                  "Market Price" shall mean the last reported sales price of Common Shares reported on the New York Stock Exchange on the trading day immediately preceding the relevant date or, if the Common Shares are not then traded on the New York Stock Exchange, the last reported sales price of the Common Shares on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Shares may be traded, or if the Common Shares are not then traded over any exchange or quotation system, then the market price of the Common Shares on the relevant date as determined in good faith by the Board of Directors of the Corporation.

                  "Ownership Limit" shall mean 5.0% of the outstanding Common Shares of the Corporation.

                  "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, an association, a private foundation within the meaning of
         Section 509(a) of the Code, a joint stock company, other entity or a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; provided, however, that a "Person" does not mean an underwriter which participates in a public offering of the Common Shares, for a period of 35 days following the purchase by such underwriter of the Common Shares.

                  "REIT" shall mean a Real Estate Investment Trust under Section 856 of the Code.

                  "Related Party Limit" shall mean 9.8% of the outstanding Common Shares of the Corporation.

                  "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Common Shares (including, without limitation, (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Common Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Common Shares), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.


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                  (b) Restrictions on Transfers.

                                    (i) Except as provided in Section 4(i) of
                           this Division B of this Article FOURTH, from and after the date of the Initial Public Offering, no Person (other than an Existing Holder) shall Beneficially Own Common Shares in excess of the Ownership Limit and no Existing Holder shall Beneficially Own Common Shares in excess of the Existing Holder Limit for such Existing Holder.

                                    (ii) Except as provided in Section 4(i) of
                           this Division B of this Article FOURTH, from and after the date of the Initial Public Offering, any Transfer that, if effective, would result in any Person (other than an Existing Holder) Beneficially Owning Common Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such Common Shares.

                                    (iii) Except as provided in Section 4(i) of
                           this Division B of this Article FOURTH, from and after the date of the Initial Public Offering, any Transfer that, if effective, would result in any Existing Holder Beneficially Owning Common Shares in excess of the applicable Existing Holder Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Beneficially Owned by such Existing Holder in excess of the applicable Existing Holder Limit, and such Existing Holder shall acquire no rights in such Common Shares.

                                    (iv) Except as provided in Section 4(i) of
                           this Division B of this Article FOURTH, from and after the date of the Initial Public Offering, any Transfer that, if effective, would result in any Person Constructively Owning Common Shares in excess of the Related Party Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Constructively Owned by such Person in excess of such amount, and the intended transferee shall acquire no rights in such Common Shares.

                                    (v) Except as provided in Section 4(i) of
                           this Division B of this Article FOURTH, from and after the date of the Initial Public Offering, any Transfer that, if effective, would result in the Common Shares being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such Common Shares which would be otherwise beneficially owned by the transferee,


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                           and the intended transferee shall acquire no rights
                           in such Common Shares.

                                    (vi) From and after the date of the Initial
                           Public Offering, any Transfer that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of the Common Shares which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such Common Shares.

                  (c) Remedies for Breach. If the Board of Directors or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section 4(b) of this Division B of this Article FOURTH or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any Common Shares of the Corporation in violation of Section 4(b) of this Division B of this Article FOURTH, or that any such Transfer, intended or attempted acquisition or acquisition would jeopardize the status of the Corporation as a REIT under the Code, the Board of Directors or its designees shall take such actions as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer and, in addition, exercising its rights under Section 4(d) of this Division B of this Article FOURTH.

                  (d) Purchase Right in Excess Shares. Beginning on the date of the occurrence of a Transfer which, if consummated, in the good faith judgment of the Board of Directors of the Corporation, could result in Excess Shares, such Excess Shares shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Shares (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of such Transfer and
         (ii) if the Corporation does not receive a notice of such Transfer pursuant to Section 4(e) of this Division B of this Article FOURTH, the date the Board of Directors determines in good faith that such Transfer has occurred. Prompt payment of the purchase price shall be made in such reasonable manner as may be determined by the Corporation. From and after the date fixed for purchase by the Corporation, and so long as payment of the purchase price for the Excess Shares to be so purchased shall have been made or duly provided for, the holder of any Excess Shares so called for purchase shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Excess Shares, excepting only the right to payment of the purchase price fixed as aforesaid. Any dividend or distribution paid to a proposed transferee of Excess Shares prior to the discovery by the Corporation that the Excess Shares have been


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         transferred in violation of Section 4(b) of this Division B of this
         Article FOURTH shall be repaid to the Corporation upon demand. If the foregoing provisions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee of such Excess Shares shall be deemed, at the option of the Corporation, to have acted as agent on behalf of the Corporation in acquiring such Excess Shares and to hold such Excess Shares on behalf of the Corporation.

                  (e) Notice of Restricted Transfer. Any Person who acquires or intends to acquire shares in violation of Section 4(b) of this Division B of this Article FOURTH or any Person who is a transferee of Excess Shares shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or intended Transfer on the Corporation's status as a REIT.

                  (f) Owners Required to Provide Information. From and after the date of the Initial Public Offering:

                                    (i) every Beneficial Owner of more than 5.0%
                           (or such other percentage, between 0.5% and 5.0%, as provided in the regulations promulgated pursuant to the Code) of the outstanding Common Shares of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT.

                                    (ii) each Person who is a Beneficial Owner
                           or Constructive Owner of Common Shares and each Person (including the shareholder of record) who is holding Common Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT.

                  (g) Remedies Not Limited. Nothing contained in this Division B of this Article FOURTH shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders by preservation of the Corporation's status as a REIT.

                  (h) Ambiguity. In the case of an ambiguity in the application of any of the provisions of Section 4 of this Division B of this Article FOURTH, including any definition contained in Section 4(a), the Board of Directors shall have the power


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         to determine the application of the provisions of this Section 4 with respect to any situation based on the facts known to it.

                  (i) Modification of Existing Holder Limits. Subject to the provisions of Section 4(k) of this Division B, the Existing Holder Limits may be modified as follows:

                                    (i) Subject to the limitations provided in
                           Section 4(k), any Existing Holder may Transfer Common Shares to a Person who is already an Existing Holder up to the number of Common Shares Beneficially Owned by such transferor Existing Holder in excess of the Ownership Limit. Any such Transfer will decrease the Existing Holder Limit for such transferor Existing Holder and increase the Existing Holder Limit for such transferee Existing Holder by the percentage of the outstanding Common Shares so Transferred. The transferor Existing Holder shall give the Board of Directors of the Corporation prior written notice of any such Transfer.

                                    (ii) Any grant of a stock option pursuant to
                           a stock option plan approved by the shareholders of the Corporation shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 4(k) to permit the Beneficial Ownership of the Common Shares issuable upon the exercise of such stock option.

                                    (iii) The Board of Directors may reduce the
                           Existing Holder Limit for any Existing Holder, with the written consent of such Existing Holder, after any Transfer permitted in this Section 4 by such Existing Holder to a Person other than an Existing Holder or after the lapse (without exercise) of a stock option described in Section 4(i)(ii).

                                    (iv) Any Common Shares issued to an Existing
                           Holder pursuant to a dividend reinvestment plan adopted by the Corporation shall increase the Existing Holder Limit for the Existing Holder to the maximum extent possible under Section 4(k) to permit the Beneficial Ownership of such Common Shares.

                  (j) Modification of Ownership Limit. Subject to the limitations provided in Section 4(k) of this Division B, the Board of Directors may from time to time increase the Ownership Limit.

                  (k) Limitations on Modifications. Notwithstanding any other provision of this Division B of this Article FOURTH:

                                    (i) Neither the Ownership Limit nor any
                           Existing Holder Limit may be increased (nor may any additional Existing



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                           Holder Limit be created) if, after giving effect to
                           such increase (or creation), five Beneficial Owners of Common Shares (including all of the then Existing Holders) could Beneficially Own, in the aggregate, more than 49.6% of the outstanding Common Shares.

                                    (ii) Prior to the modification of any
                           Existing Holder Limit or Ownership Limit pursuant to
                           Section 4(i) or Section 4(j) of this Division B of this Article FOURTH, the Board of Directors of the Corporation may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

                                    (iii) No Existing Holder Limit shall be
                           reduced to a percentage which is less than the Ownership Limit.

                                    (iv) The Ownership Limit may not be
                           increased to a percentage which is greater than 9.8%.

                                    (v) The Related Party Limit may not be
                           increased to a percentage which is greater than 9.8%.

                  (l) Exceptions.

                                    (i) The Board of Directors, with a ruling
                           from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the Ownership Limits or the Existing Holder Limits, as the case may be, if such Person is not an individual for purposes of Section 542(a)(2) of the Code and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such Common Shares will violate the Ownership Limit or the applicable Existing Holder Limit, as the case may be, and agrees that any violation or attempted violation will result in such Common Shares in excess of 5.0% of the outstanding Common Shares being deemed to be Excess Shares and subject to repurchase by the Corporation as set forth in Section 4(d) of this Division B of this Article FOURTH.

                                    (ii) The Board of Directors, with a ruling
                           from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the limitation on such Person Constructively Owning Common Shares in excess of the Related Party Limit if such Person does not own and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.9% interest (as set forth in Section 856(d)(2)(B) in a tenant of


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                           any real property owned or leased by the Corporation,
                           and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in such Common Shares in excess of 9.8% being deemed to be Excess Shares and subject to repurchase by the Corporation as set forth in Section 4(d) of this Division B of this Article FOURTH.

                  Section 5. Legend. Each certificate for Common Shares shall bear the following legend:

                           "The Common Shares represented by this certificate
                  are subject to restrictions on transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. Subject to certain provisions of the Corporation's Articles of Incorporation, no Person may Beneficially Own Common Shares in excess of 5.0% of the outstanding Common Shares of the Corporation (unless such Person is an Existing Holder) and no Person (other than an Existing Holder who Constructively Owns in excess of 9.8% of the Common Shares immediately following the consummation of the Initial Public Offering) may Constructively Own Common Shares in excess of 9.8% of the outstanding Common Shares of the Corporation. Any Person who attempts to Beneficially Own or Constructively Own Common Shares in excess of the above limitations must immediately notify the Corporation. All capitalized items in this legend have the meanings defined in the Corporation's Articles of Incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests. If the restrictions on transfer are violated, certain of the Common Shares represented may be subject to repurchase by the Corporation on the terms and conditions set forth in the Corporation's Articles of Incorporation."

                  Section 6. Securities Exchange Transactions. Notwithstanding any provision contained herein to the contrary, nothing in these Amended and Restated Articles of Incorporation shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

                  FIFTH: At all times following the consummation of the Initial Public Offering (as defined in Article FOURTH), at least a majority of the members of the Board of Directors shall, except during the period of a vacancy or vacancies therein, be Independent Directors. An "Independent Director" shall mean a person who is not (i) employed by the Corporation or (ii) an "affiliate" (as defined in Rule 405 under the Securities Act of 1933, as amended) of (A) any entity which is part of the Developers Diversified Group, including, without limitation, Developers Diversified Limited Partnership, an Ohio limited partnership, Developers Diversified, Ltd., an Ohio limited partnership, W & M Properties, an Ohio general partnership, W & Z Properties, Ltd., an Ohio limited partnership, and DE Properties Corporation, an Ohio corporation, or (B) any partnership which is an affiliate (as defined above) of any entity listed in clause (A) of this Article FIFTH.


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                  SIXTH: No holder of shares of the corporation of any class shall be entitled as such, as a matter of right, to subscribe for or purchase shares of any class, now or hereafter authorized, or to subscribe for or purchase securities convertible into or exchangeable for shares of the corporation or to which shall be attached or appertain any warrants or rights entitling the holder thereof to subscribe for or purchase shares, except such rights of subscription or purchase, if any, for such considerations and upon such terms and conditions as its Board of Directors from time to time may determine.

                  SEVENTH: Notwithstanding any provision of Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code, or any successor statutes now or hereafter in force, requiring for the authorization or taking of any action the vote or consent of the holders of shares entitling them to exercise two-thirds or any other proportion of the voting power of the corporation or of any class or classes of shares thereof, such action, unless otherwise expressly required by law or these Articles of Incorporation, may be authorized or taken by the vote or consent of the holders of shares entitling them to exercise a majority of the voting power of the corporation or of such class or classes of shares thereof.

                  EIGHTH: To the extent permitted by law, the corporation, by action of its Board of Directors, may purchase or otherwise acquire shares of any class issued by it at such times, for such consideration and upon such terms and conditions as its Board of Directors may determine.

                  NINTH: The provisions of Chapter 1701.831 of the Ohio Revised Code shall not apply to the Corporation.

                  TENTH: The provisions of Chapter 1707.043 of the Ohio Revised Code shall not apply to the Corporation.

                  ELEVENTH: If any provision (or portion thereof) of these Articles of Incorporation shall be found to be invalid, prohibited, or unenforceable for any reason, the remaining provisions (or portions thereof) of these Articles of Incorporation shall be deemed to remain in full force and effect, and shall be construed as if such invalid, prohibited, or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of the Corporation and its shareholders that each such remaining provision (or portion thereof) of these Articles of Incorporation remain, to the fullest extent permitted by law, applicable and enforceable as to all shareholders, notwithstanding any such finding.

                  TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

                  THIRTEENTH: These Amended and Restated Articles of Incorporation shall take the place of and supersede the Corporation's existing Articles of Incorporation.



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